Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Event [Abstract]
27. Subsequent events
27.	Subsequent Events

Convertible debentures

On January 11, 2021, the Company converted all the outstanding convertible debentures as of that date into common shares as per its announcement on December 10, 2020 and accordingly issued 3,157,453 common shares. Refer Note 14 for additional details.

Business Combination

On January 25, 2021, Mogo completed its previously announced acquisition of all of the issued and outstanding securities of Carta Solutions Holding Corporation ("Carta") in exchange for 10.0 million common shares of Mogo with a fair value of $54.8 million based on Mogo's closing share price at the acquisition date.

Issue costs directly attributable to the issuance of the common shares have been netted against the deemed proceeds. Acquisition-related costs of $379 not directly attributable to the issuance of the common shares are included in other non-operating (income) expenses in the consolidated statement of operations and comprehensive loss and in operating cash flows in the statement of cash flows.

Carta is a leading provider of next generation digital payments solutions. Carta’s modern issuing platform is the engine behind innovative fintech companies and products around the globe, powering over 100 card programs and providing vital processing technology to industry leaders. Carta is currently operating in Europe, Asia and Canada and recently Carta announced its expansion into the United States and Japan.

The acquisition is expected to significantly expand Mogo’s total addressable market by entering the global payments market; increase revenue scale and accelerate the growth of its high-margin subscription and transaction-based revenue; and strengthen the Company’s digital wallet capabilities which includes the development of its peer-to-peer payment solution planned for 2021.

27.	Subsequent Events (Continued from previous page)

The following tables summarize the fair value of consideration transferred, and its allocation to estimated fair values assigned to each major class of assets acquired and liabilities assumed at the January 25, 2021 acquisition date.

January 25, 2021
$ 000's
Assets acquired:
Cash and cash equivalents	2,101
Trade and other receivables	878
Prepaid expenses and deposits	353
Property and equipment	270
Right-of-use assets	166
Intangible assets	628
Unallocated goodwill and intangible value	54,735
59,131
Liabilities assumed:
Accounts payable	1,739
Accrued and other liabilities	1,328
Deferred revenue	705
Debt	150
Lease liabilities	316
4,238

Net assets acquired at fair value	54,893

Share consideration	54,800

The purchase price allocation process was not completed at the publication date of the consolidated financial statements. The amounts allocated to goodwill and intangibles are preliminary and will be restated at a later date as the assessment of the identifiable intangible assets has not been completed.

27.	Subsequent Events (Continued from previous page)

Investment in Coinsquare Ltd (“Coinsquare”)

On February 11, 2021, the Company announced a strategic investment in Coinsquare, Canada’s premier cryptocurrency trading platform. On closing, Mogo will acquire 19.99% ownership of Coinsquare’s outstanding common shares on a post-transaction basis for total consideration of approximately $27.4 million in cash and 2.8 million Mogo common shares. As part of the transaction, Mogo also has a call option to acquire from existing shareholders, and certain existing shareholders of Coinsquare have a right to require Mogo to purchase, 3.2 million additional Coinsquare common shares, representing an additional 10% of the outstanding common shares of Coinsquare. Mogo’s call option may be exercised at the earliest on May 31, 2021 and expires 12 months subsequent to the closing date of the initial investment, subject to certain conditions. Coinsquare shareholders’ put right may be exercised at the earliest of 6 months subsequent to the closing date of the initial investment and expires 13 months subsequent to the closing date of the initial investment, subject to certain conditions.

Further, Mogo holds 7.2 million warrants exercisable at its option only, which would increase its total ownership interest up to over 40% in the event that these warrants, along with all aforementioned rights, are fully exercised.

Issuance of Common shares

On December 31, 2020, the Company announced the establishment of an at-the -market equity program (the “ATM Program”) pursuant to which the Company may, at its discretion and from time- to-time during the 12-month remaining term of its base shelf prospectus, sell such number of common shares as would result in aggregate proceeds to the Company of up to US$50million.

From January 7, 2020 until February 19, 2021, the Company sold a total of 1,524,759 common shares and raised an aggregate of US$14.98 million (net proceeds of US$14.4 million) under the ATM Program. On February 21, 2021, the Company terminated the ATM Program.

On February 24, 2021, the Company issued to certain institutional investors (the “Investors”) an aggregate of 5,346,536 common shares at a purchase price of US$10.10 per common share in a registered direct offering. The aggregate gross proceeds to the Company were approximately US$54 million (net proceeds of US$50.1 million). In a concurrent private placement, Mogo completed the issuance to the Investors of unregistered warrants to purchase up to an aggregate of 2,673,268 common shares at an exercise price of US$11 at any time prior to the date which is three and a half years following the data of issuance. The Company also issued 267,327 broker warrants in connection with the offering.

Proposed Acquisition of Moka

On March 23, 2021, the Company announced a binding letter of intent to acquire 100% of Moka Finance Technologies Inc. (“Moka”), one of Canada’s leading saving and investing apps, for 5,000,000 Mogo common shares in an all-stock transaction. The proposed acquisition brings differentiated saving and investing products to broaden Mogo’s wealth offering. The two companies expect to complete a definitive agreement and finalize the transaction in Q2 2021.